Exhibit 99.1

Corporate Communications
817-967-1577
mediarelations@aa.com

Investor Relations
817-931-3423 investor.relations@aa.com

FOR RELEASE: Thursday, February 9, 2017

AMERICAN AIRLINES GROUP REPORTS JANUARY TRAFFIC

FORT WORTH, Texas – American Airlines Group (NASDAQ: AAL) today reported January 2017 traffic results.

American Airlines Group’s total revenue passenger miles (RPMs) were 17.0 billion, down 0.3 percent versus January 2016. Total capacity was 21.7 billion available seat miles (ASMs), up 1.2 percent versus January 2016. Total passenger load factor was 78.6 percent, down 1.1 percentage points versus January 2016.

The Company continues to expect its first quarter 2017 total revenue per available seat mile (TRASM) to be up 2.5 percent to 4.5 percent year-over-year. In addition, the Company continues to expect its first quarter pre-tax margin excluding special items1 to be between 3 percent and 5 percent.

The following summarizes American Airlines Group traffic results for the month ended January 31, 2017, and 2016, consisting of mainline-operated flights, wholly owned regional subsidiaries and operating results from capacity purchase agreements.

[1]	American is unable to reconcile certain forward-looking projections to GAAP as the nature or amount of special items cannot be determined at this time

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AMERICAN AIRLINES GROUP REPORTS JANUARY TRAFFIC

February 9, 2017

American Airlines Group Traffic Results

	January
	2017	2016	Change
Revenue Passenger Miles (000)
Domestic	9,660,648	9,825,283	(1.7)%
Atlantic	1,550,688	1,624,489	(4.5)%
Latin America	2,661,510	2,895,678	(8.1)%
Pacific	1,284,415	986,741	30.2%

International	5,496,613	5,506,908	(0.2)%

Mainline	15,157,261	15,332,191	(1.1)%
Regional	1,879,137	1,749,858	7.4%

Total Revenue Passenger Miles	17,036,398	17,082,049	(0.3)%

Available Seat Miles (000)
Domestic	12,039,533	11,941,917	0.8%
Atlantic	2,120,268	2,206,680	(3.9)%
Latin America	3,345,362	3,650,658	(8.4)%
Pacific	1,544,590	1,196,163	29.1%

International	7,010,220	7,053,501	(0.6)%

Mainline	19,049,753	18,995,418	0.3%
Regional	2,631,207	2,432,292	8.2%

Total Available Seat Miles	21,680,960	21,427,710	1.2%

Load Factor (%)
Domestic	80.2	82.3	(2.1	)pts
Atlantic	73.1	73.6	(0.5	)pts
Latin America	79.6	79.3	0.3	pts
Pacific	83.2	82.5	0.7	pts
International	78.4	78.1	0.3	pts
Mainline	79.6	80.7	(1.1	)pts
Regional	71.4	71.9	(0.5	)pts
Total Load Factor	78.6	79.7	(1.1	)pts
Enplanements
Mainline	11,053,491	11,307,524	(2.2)%
Regional	4,075,680	3,924,580	3.9%

Total Enplanements	15,129,171	15,232,104	(0.7)%
System Cargo Ton Miles (000)	190,594	165,599	15.1%

Notes:

1)	Canada, Puerto Rico and U.S. Virgin Islands are included in the domestic results.

2)	Latin America numbers include the Caribbean.

3)	Regional includes wholly owned subsidiaries and operating results from capacity purchase carriers.

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AMERICAN AIRLINES GROUP REPORTS JANUARY TRAFFIC

February 9, 2017

About American Airlines Group

American Airlines and American Eagle offer an average of nearly 6,700 flights per day to nearly 350 destinations in more than 50 countries. American has hubs in Charlotte, Chicago, Dallas/Fort Worth, Los Angeles, Miami, New York, Philadelphia, Phoenix, and Washington, D.C. American is a founding member of the oneworld® alliance, whose members serve more than 1,000 destinations with about 14,250 daily flights to over 150 countries. Shares of American Airlines Group Inc. trade on Nasdaq under the ticker symbol AAL. In 2015, its stock joined the S&P 500 index. Connect with American on Twitter @AmericanAir and at Facebook.com/AmericanAirlines.

Cautionary Statement Regarding Forward-Looking Statements and Information

Certain of the statements contained in this document should be considered forward-looking statements within the meaning of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “project,” “could,” “should,” “would,” “continue,” “seek,” “target,” “guidance,” “outlook,” “if current trends continue,” “optimistic,” “forecast” and other similar words. Such statements include, but are not limited to, statements about the Company’s expectations for first quarter results as well as the Company’s plans, objectives, expectations, intentions, estimates and strategies for the future, and other statements that are not historical facts. These forward-looking statements are based on the Company’s current objectives, beliefs and expectations, and they are subject to significant risks and uncertainties that may cause actual results and financial position and timing of certain events to differ materially from the information in the forward-looking statements. These risks and uncertainties include, but are not limited to, those set forth in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2016 (especially in Part I, Item 2, Management’s Discussion and Analysis of Financial Condition and Results of Operations, and Part II, Item 1A, Risk Factors) and other risks and uncertainties listed from time to time in the Company’s other filings with the Securities and Exchange Commission. There may be other factors of which the Company is not currently aware that may affect matters discussed in the forward-looking statements and may also cause actual results to differ materially from those discussed. Any forward-looking statements speak only as of the date hereof or as of the dates indicated in the statements. The Company does not assume any obligation to publicly update or supplement any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting these forward-looking statements other than as required by law.

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